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EXHIBIT 5
                          C.M. LIFE INSURANCE COMPANY   Contract # ___________
                               140 Garden Street                (For H.O. Use
                               Hartford, CT 06154                  Only)

                     VARIABLE ANNUITY CONTRACT APPLICATION
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
 1. CONTRACT OWNER INFORMATION   NOTE: Contract Owner must be same as Annuitant for all
    types of IRAs and 403(b) plans.
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 Name (First, MI, Last)                Tax I.D./Social Security #

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 Address (No., Street)                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)            Sex:  [_] Male  [_] Female     Telephone Number
                                                                      (   )
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 2. JOINT CONTRACT OWNER INFORMATION  NOTE: .Joint ownership only allowed between spouses.
                                            .Unless otherwise specified, both signatures
                                             will be required for all Contract Owner
                                             transactions.
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 Name (First, MI, Last)                Social Security #

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 Address (No., Street)                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)            Sex:  [_] Male  [_] Female       Telephone Number
                                                                        (   )
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 3. ANNUITANT INFORMATION  NOTE:  .Add Annuitant information only if different from
                                   Contract Owner.
                                  .For additional instructions use Item 11.
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 Name (First, MI, Last)                Tax I.D./Social Security #

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 Address (No., Street)                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)            Sex:  [_] Male  [_] Female       Telephone Number
                                                                        (   )
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 4. BENEFICIARY INFORMATION  NOTE:  .In the event of the death of a Joint Contract Owner, the surviving spouse shall become the Primary
                                     Beneficiary.
                                    .For additional instructions use Item 11.
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 Primary Beneficiary:                  Relationship to
  Name (First, MI, Last)                Contract Owner                  Tax I.D./Social Security #

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 Address (No., Street)                 Birth Date (Mo/Day/Yr)           Telephone Number
                                                                        (   )
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 Address (City, State, Zip)
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 Contingent Beneficiary:               Relationship to                  Tax I.D./Social Security #
  Name (First, MI, Last)                Contract Owner

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 Address (No., Street)                 Birth Date (Mo/Day/Yr)           Telephone Number
                                                                        (   )
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 Address (City, State, Zip)

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 5. PLAN INFORMATION
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 Non-Qualified Plan:  [_] Individual Plan

 Qualified Plan:      [_] Regular IRA--Tax year(s) _____, _____
                      [_] IRA Rollover/Transfer
                      [_] SEP-IRA
                      [_] Roth IRA
                      [_] 457 Deferred Compensation Plan
                      [_] TSA Plan (check one): Regular _____ Transfer _____

                      [_] Corporate, Plan Type Plan _____________________________

                      [_] Other _________________________________________________
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 6. INITIAL PURCHASE PAYMENT $ _______
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 7. HEALTH INFORMATION
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 Do you have any reason to believe that the Death Benefit will become payable to the Beneficiary in the first Contract Year? Yes [_] No [_]
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 8. ANNUITY ACTIVITY
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 .Have you purchased another Connecticut Mutual Life or C.M. Life Annuity in the past 12 months? Yes [_] No [_]

 .Will the annuity applied for replace or change any existing individual or group life insurance or annuity? Yes [_] No [_]
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                                  NOTE: .The Annuity Date must be the first
                                         day of a calendar month.
 9. ANNUITY DATE_____________           .The Annuity Date cannot be later
                 (Mo/Day/Yr)             than the earlier of the Annuitant's
                                         100th birthday or the maximum date
                                         permitted under state law.
                                        .If no election is made, the Annuity
                                         Date will be the earlier of the
                                         Annuitant's 100th birthday or the
                                         maximum date permitted under state law.
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 10. ANNUITY OPTIONS  NOTE:  .If no election is made 30 days before the Annuity
                              Date, payments will be made under Option B with a 10 Year Period Certain.
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 [_] Option A--Life Income
 [_] Option B--Life Income with Period Certain: [_] 5 Yr. [_] 10 Yr. [_] 20 Yr.
 [_] Option C--Joint and Last Survivor
 [_] Option D--Joint and 2/3 Survivor
 [_] Option E--Period Certain: # of Years______
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 11. MISCELLANEOUS INSTRUCTIONS/COMMENTS
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 12. CONTRACT OWNER AND ANNUITANT SIGNATURES
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 I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Contract issued by the Company. Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT
 ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus for the Contract.

 Signed at: ________________________     ________       On:____/___/____
                       City                State            (Mo/Day/Yr)

 Contract Owner Signature ___________________________________________________

 Joint Contract Owner Signature _____________________________________________

 Annuitant Signature (If other than a Contract Owner)________________________
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 13. NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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 Will the annuity applied for replace or change any existing individual or group life insurance or annuity? If yes, I have complied with all state replacement requirements. Yes [_] No [_]

 Is this replacement meant to be a tax-free exchange under Section 1035? Yes [_] No [_]

 I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.

 Signature of NASD Registered
 Representative/Agent/Broker__________________ Phone Number (   )_____________

 Print Name and License #/Code________________________________________________

 Name and Address of Firm_____________________________________________________

 City______________________________________  State_______  Zip_______
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 Make check(s) payable to C.M. Life and mail this signed Application and the
 check to:                                       C.M. Life Insurance Company
                                                 Annuity Service Center, H565
                                                 P. O. Box 9067
                                                 Springfield, MA 01102-9067
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